EXHIBIT 24

POWER OF ATTORNEY

          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint GEORGE W. SZTYKIEL or RICHARD J. SCHALTER, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to register 25,000 shares of the Common Stock, $.01 par value, of Spartan Motors, Inc. to be issued pursuant to the Spartan Motors, Inc. Directors' Stock Purchase Plan, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

June 11, 2002	/s/ William F. Foster
William F. Foster

POWER OF ATTORNEY

          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint GEORGE W. SZTYKIEL or RICHARD J. SCHALTER, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to register 25,000 shares of the Common Stock, $.01 par value, of Spartan Motors, Inc. to be issued pursuant to the Spartan Motors, Inc. Directors' Stock Purchase Plan, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

June 11, 2002	/s/ Charles E. Nihart
Charles E. Nihart

POWER OF ATTORNEY

          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint GEORGE W. SZTYKIEL or RICHARD J. SCHALTER, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to register 25,000 shares of the Common Stock, $.01 par value, of Spartan Motors, Inc. to be issued pursuant to the Spartan Motors, Inc. Directors' Stock Purchase Plan, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

June 11, 2002	/s/ John E. Sztykiel
John E. Sztykiel

POWER OF ATTORNEY

          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint GEORGE W. SZTYKIEL or RICHARD J. SCHALTER, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to register 25,000 shares of the Common Stock, $.01 par value, of Spartan Motors, Inc. to be issued pursuant to the Spartan Motors, Inc. Directors' Stock Purchase Plan, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

June 11, 2002	/s/ George Tesseris
George Tesseris

POWER OF ATTORNEY

          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint GEORGE W. SZTYKIEL or RICHARD J. SCHALTER, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to register 25,000 shares of the Common Stock, $.01 par value, of Spartan Motors, Inc. to be issued pursuant to the Spartan Motors, Inc. Directors' Stock Purchase Plan, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

June 11, 2002	/s/ David R. Wilson
David R. Wilson